--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION


                            WASHINGTON, D.C.  20549


                                    FORM 8-K

                        ________________________________

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                       DATE OF REPORT:  JANUARY 20, 1998
                       (Date of earliest event reported)

                        ________________________________


                         CARDIAC CONTROL SYSTEMS, INC.
             (Exact name of registrant as specified in its charter)

                        ________________________________



    DELAWARE                          0-14653                     74-2119162
(State or other              (Commission File Number)           (IRS Employer
jurisdiction of                                              Identification No.)
incorporation or
  organization)


                3 COMMERCE BOULEVARD, PALM COAST, FLORIDA 32164
               (Address of principal executive offices, zip code)

                                 (904) 445-5450
              (Registrant's telephone number, including area code)

--------------------------------------------------------------------------------

ITEM 5.  OTHER EVENTS.

     On January 20, 1998, Cardiac Control Systems, Inc. ("Registrant" or "Cardiac"), Electro-Catheter Corporation ("Electro"), a New Jersey corporation and CCS Subsidiary, Inc., a New Jersey corporation and a wholly-owned subsidiary of Registrant ("Sub"), executed an Agreement and Plan of Reorganization dated such date (the "Merger Agreement") which provides for the merger of Sub into and with Electro (the "Merger") as a result of which Electro will become a wholly-owned subsidiary of Registrant. A copy of the press release announcing the execution of the Merger Agreement is attached hereto as Exhibit 20.1.

     The Merger Agreement provides that upon effectiveness of the Merger, holders of Electro's common stock, $.10 par value per share ("Electro Common Stock"), will receive two-thirds of a share of common stock of Registrant, $.10 par value per share ("Cardiac Common Stock"), for each share of Electro Common Stock held. No fractional shares will be issued in the Merger. The stockholders of Registrant will continue to hold their shares of Cardiac Common Stock without change in number, designation, terms or rights.

     Consummation of the Merger and the transactions contemplated by the Merger Agreement are subject to the satisfaction of certain conditions, including, among other things: (i) the approval and adoption of the Merger Agreement and the Merger by the stockholders of Electro; and (ii) the registration under the Securities Act of 1933, as amended, and all applicable state securities laws, of the shares of Cardiac Common Stock to be issued pursuant to the Merger. Any of the conditions to the obligations of Registrant, Sub or Electro to consummate the Merger (other than the required stockholder approval) may be waived or modified by the party that is, or whose stockholders are, entitled to the benefits thereof.

     Electro is based in Rahway, New Jersey and is engaged in the business of the design, development, manufacture, marketing and sale of catheters and related devices utilized in connection with illnesses of the heart and circulatory system.

     The Registrant currently plans to consummate the Merger after the occurrence of all conditions precedent.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION
         AND EXHIBITS.

     (C)  EXHIBITS

     The following Exhibit is filed as part of this Form 8-K:

--------------------------------------------------------------------------------
           EXHIBIT NUMBER                       DESCRIPTION
--------------------------------------------------------------------------------

               99.1 Joint Press Release dated January 21, 1998 of Registrant and Electro-Catheter Corporation

                                   SIGNATURES

     Pursuant to the requirement of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        CARDIAC CONTROL SYSTEMS, INC.
                                        (Registrant)

Date: January 30, 1998                  By: /s/ Alan J. Rabin
                                           ----------------------------------
                                            Alan J. Rabin
                                            President and Chief Executive
                                            Officer

                                 EXHIBIT INDEX

--------------------------------------------------------------------------------
           EXHIBIT NUMBER                       DESCRIPTION
--------------------------------------------------------------------------------
                99.1 Joint Press Release dated January 21, 1998 of Registrant and Electro-Catheter Corporation